UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2019 (June 19, 2019)

MIRAGEN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 643-5200

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MGEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 19, 2019, Miragen Therapeutics, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), for the following purposes:

•	to elect seven nominees for director, each to serve until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; and

•	to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019.

Of the 30,926,219 shares outstanding as of the record date, 26,408,340 shares, or 85.39%, were present or represented by proxy at the 2019 Annual Meeting. At the 2019 Annual Meeting, each of William S. Marshall, Ph.D., Thomas E. Hughes, Ph.D., Kevin Koch, Ph.D., Joseph L. Turner, Arlene M. Morris, Jeffrey S. Hatfield and Christopher J. Bowden, M.D. was re-elected as a director of the Company. The stockholders of the Company ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. The final voting results on each of the matters submitted to a vote of stockholders at the 2019 Annual Meeting were as follows:

		For	Withheld	Broker Non-Votes
1	Election of Directors
	William S. Marshall, Ph.D.	12,156,070	52,619	14,199,651
	Thomas E. Hughes, Ph.D.	12,034,694	173,995	14,199,651
	Kevin Koch, Ph.D.	12,037,516	171,173	14,199,651
	Joseph L. Turner	12,094,500	114,189	14,199,651
	Arlene M. Morris	12,044,812	163,877	14,199,651
	Jeffrey S. Hatfield	10,546,631	1,662,058	14,199,651
	Christopher J. Bowden, M.D.	12,090,392	118,297	14,199,651

		For	Against	Abstentions	Broker Non-Votes
2	Ratification of KPMG LLP as independent registered public accounting firm for the Company's fiscal year ending December 31, 2019	24,255,045	1,845,449	307,846	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.
Dated: June 21, 2019
	By:	/s/ Jason A. Leverone
Jason A. Leverone
Chief Financial Officer, Treasurer and Secretary